Form N-SAR

Sub-Item 77Q1(a)
Material Amendments to Registrant's Charter
2-34393, 811-1879

Certificate Redesignating Janus Unconstrained Bond Fund, dated September 30, 2014, is incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 208 to Janus Investment Fund registration statement on Form N-1A, filed on October 28, 2014; accession number 0000950123-14-010561 (File No. 2-34393).

Form of Certificate of Establishment and Designation of Share Class (INTECH Funds - Class N Shares) is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 208 to Janus Investment Fund registration statement on Form N-1A, filed on October 28, 2014; accession number 0000950123-14-010561 (File No. 2-34393). Since the filing thereof, the
Certificate was signed by Stephanie Grauerholz.

Form of Certificate of Establishment and Designation of Series (INTECH Emerging Markets Managed Volatility Fund) is incorporated herein by reference to Exhibit
(a)(53)  to   Post-Effective   Amendment  No.  212  to  Janus   Investment  Fund
registration statement on Form N-1A, filed on December 17, 2014; accession number 0000950123-14-012739 (File No. 2-34393). Since the filing thereof, the Certificate was signed by Stephanie Grauerholz.

Form of Certificate of Establishment and Designation of Share Class (INTECH U.S. Managed Volatility Fund - Class D Shares) is incorporated herein by reference to Exhibit (a)(54) to Post-Effective Amendment No. 213 to Janus Investment Fund registration statement on Form N-1A, filed on December 22, 2014; accession number 0000950123-14-012830 (File No. 2-34393). Since the filing thereof, the Certificate was signed by Stephanie Grauerholz.

Certificate Redesignating INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global Dividend Fund, and INTECH International Fund, dated December 12, 2014, is incorporated herein by reference to Exhibit (a)(55) to Post-Effective Amendment No. 217 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2015; accession number 0000950123-15-000491 (File No. 2-34393).